Financial instruments	6 Months Ended
Jun. 30, 2018
Notes to Financial Statements
Financial instruments and risk management

8.              Financial instruments

Zinc and copper concentrates sales receivables of $72 and amounts refundable of $10,866 (December 31, 2017 – receivables of $16,556) are carried at fair value as the receivables are derivatives due to the provisional pricing of these sales contracts. The receivables are measured using quoted forward market prices that correspond to the settlement date of the provisional pricing period for the estimated metals contained within the zinc and copper concentrates or direct shipment sales. There were no changes to the method of fair value measurement during the period.

Except for the Company’s zinc and copper concentrate trade receivables, the fair values of the Company’s financial assets and financial liabilities approximate their carrying amounts in the condensed consolidated interim balance sheet.